UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    June 12, 2007

STAR ENERGY CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-29323	87-43634
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

317 Madison Avenue, New York, New York	10017
(Address of Principal Executive)	(Zip Code)

                                                    (212) 500-5006
(Registrant's telephone number, including area code)

                                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On June 12, 2007, Georg Hochwimmer resigned as a director of the Company. Mr. Hochwimmer’s resignation was not based on any disagreement with the Company, known to any executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 18, 2007	STAR ENERGY CORPORATION By: /s/ Patrick J. Kealy Patrick J. Kealy, President and Chief Executive Officer